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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 25, 2001
                                                 -------------------------------


                             MASTER GRAPHICS, INC.
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            (Exact name of registrant as specified in its charter)


          Tennessee                    0-24411                       62-0784645
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(State or other jurisdiction           (Commission             (I.R.S. Employer
          of incorporation)             File Number)        Identification No.)

70 Timber Creek Dive, Suite 5, Cordova, Tennessee                      38017
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (901) 685-2020
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                                 Not Applicable
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.  Bankruptcy or Receivership.

Confirmation of Plan

     On January 25, 2001, the United States Bankruptcy Court for the District of Delaware entered an order confirming the First Amended Joint Plan of Reorganization dated December 19, 2000 (the "Plan") of Master Graphics, Inc. and its wholly-owned operating subsidiary Premier Graphics, Inc. (collectively, the "Debtors"). A copy of such order is attached as Exhibit 2.2 hereto and incorporated herein by reference.

Summary of the Plan

     The following is a summary of the material features of the Plan, a copy of which is set forth as Exhibit 2.1 hereto and hereby incorporated by reference.
A more complete description of the Plan is set forth in the Disclosure Statement dated as of December 19, 2000 (the "Disclosure Statement"), a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.
Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

     The Plan is premised upon implementation of a business plan developed by the Debtors with the assistance of their financial advisors and management consultants (the "Business Plan"). The Business Plan contemplates the restructuring of the Debtors' operations around a core group of their operating divisions (the "Core Divisions"). The remaining divisions (the "Non-Core Divisions") will be disposed of, either by sale, combination, or liquidation, and the proceeds used to reduce the Debtors' secured indebtedness. The Business Plan also contemplates the sale or other disposition of certain items of leased and owned equipment, including the relocation of certain equipment from some divisions to others.

     The Plan is also premised on the substantial restructuring of the Debtors' unsecured indebtedness, including in particular the indebtedness owed to holders of the Debtors' public indebtedness. Specifically, the Plan contemplates cancellation of the Debtors' existing equity and the unsecured indebtedness of Master Graphics, Inc. and conversion of substantially all of the unsecured indebtedness of Premier Graphics, Inc. into substantially all of the equity in the reorganized enterprise which will be organized as a holding company and operating subsidiary.

     While the Debtors believe that the Business Plan and proposed financial restructuring are reasonable and appropriate, they include a number of assumptions that may differ from actual results and are subject to a number of risk factors. These risk factors are discussed in Article IX of the Disclosure
                                                   ----------
Statement.

     After careful review of the Debtors' current business operations, estimated recoveries in a liquidation scenario, the prospects of ongoing business relationships, and the Business Plan, the Debtors have concluded that the recovery to the Debtors' creditors will be maximized by the continued operation of the Debtors' printing business through the Core Divisions. In particular, according to the liquidation analysis and other analyses prepared by the Debtors with the assistance of their financial advisors, the Debtors believe that the value of their estates is greater as a going concern than in a liquidation.

     The Plan constitutes a separate plan of reorganization for each of the Debtors. Accordingly, the Plan contains separate classes for the Claims and Interests of each Debtor. As contemplated by the Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified and will be treated as described in the Disclosure Statement.

     The table below summarizes the classification and treatment of the prepetition Claims and Interests under the Plan. The classification and treatment for all Classes are described in more detail in the Disclosure Statement.

     The table below also sets forth the Debtors' estimates of the amount of Claims that will ultimately become allowed in each Class based upon review by the Debtors of all Claims scheduled by and filed against the Debtors and consideration of the provisions of the Plan that affect the allowance of certain Claims. The table below includes an estimated percentage recovery for holders of Claims in each Class. For purposes of estimating the percentage recoveries for holders of Claims in certain classes as set forth below, the reorganization value of the Debtors is

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between $80.65 million and $94.65 million and the New Holding Company Common
Stock was assumed to be valued at between $21.74 million and $35.74 million in the aggregate, with a mid-point value of $28.74 million. The estimated percentage recoveries that are based upon distributions of New Holding Company Common Stock were calculated using the mid-point of this valuation range.

     The Debtors' financial advisors, Lazard Freres & Company, LLC ("Lazard"), valued the New Holding Company Common Stock based, in part, on information and financial projections provided by the Debtors. The foregoing valuation assumptions include, among other things, an assumption that the operating results projected for the Reorganized Debtors will be achieved in all material respects, including revenue growth and improvements in operating margins, earnings and cash flow. Certain of the projected results are materially better than certain historical results of operations and no assurance can be given that the projected results will be achieved. To the extent that the valuation assumptions are dependent upon the achievement of the operating results projected by the Debtors, the valuation assumptions must be considered speculative. The valuation assumptions also consider, among other matters, (i) market valuation information concerning certain publicly traded equity securities of certain other companies that are considered relevant, (ii) certain general economic and industry information considered relevant to the business of the Reorganized Debtors, and (iii) such other investigations and analyses as were deemed necessary or appropriate. The Debtors and Lazard believe these valuation assumptions are reasonable.

     The foregoing valuation assumptions are not a prediction or reflection of post-Confirmation trading prices of the New Holding Company Common Stock or any other securities. Such securities may trade at substantially higher or lower prices or not at all because of a number of factors, including those discussed in Article IX of the Disclosure Statement. The trading prices of securities
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issued under a plan of reorganization are subject to many unforeseeable circumstances and therefore cannot be predicted.

     Also, for certain Classes of Claims, the actual amounts of Allowed Claims could materially exceed or could be materially less than the estimated amounts shown in the table that follows. Accordingly, for these reasons, no representation can be or is being made with respect to whether the estimated percentage recoveries shown in the table below will actually be realized by the holders of Allowed Claims in any particular Class. In addition, the Plan provides for certain distribution reserves to be established with respect to Disputed Claims. As a result, the process of distributing all of the property to be distributed to holders of Claims under the Plan will be completed over time.

             Classification and Treatment of Pre-Petition Claims and Interests - Premier Graphics, Inc.

Class Description                 Treatment Under Plan
-----------------                 ----------------------
Class P1                          Holders of Allowed Secured Lender Claims shall be paid in full in Cash from (i)
Secured Lender Claims             the Proceeds from the Exit Facility not required by the Reorganized Debtors for working capital or other purposes, and (ii) to the extent such proceeds are insufficient to pay Allowed Secured Lender Claims in full, the Net Proceeds from sales of Non-Core Divisions and/or their assets that comprise Collateral of the Allowed Secured Lender Claims. To the extent that the Secured Lender
                                  Claims are paid in full on the later of the Effective Date or the date such claims are allowed, such claims are unimpaired under the Plan.
                                  Estimated Amount of Claims:    $56.8 million
                                  Estimated Percentage Recovery: 100%


Class P2                          Class P2 consists of Premier Graphics obligations to GE Capital under the terms
Warrant Put Note Claim            of the Warrant Put Note Guaranty Agreement. The Warrant Put Note Guaranty Agreement
                                  guarantees Master Graphics' obligations to GE Capital under the Warrant Put Note.
                                  On, or as soon as reasonably practicable after, the Effective Date, the Warrant
                                  Put Note Guaranty Agreement shall be replaced by Premier Graphics' issuance of the
                                  New Warrant Put Note Guaranty Agreement.
                                  Estimated Amount of Claim:     up to $2.2 million
                                  Estimated Percentage Recovery: TBD

Class P3                          The legal, equitable, and contractual rights of the Holders of Allowed Other
Other Secured Claims              Secured Claims, including primarily capital lease obligations, are unaltered by the Plan.  Holders of such Claims shall receive either (i) Cash, (ii) such other treatment as to which the Debtors and the Holders agree, or (iii) such other treatment that will not impair the Holders of such Claims.
                                  Estimated Amount of Claims:    $5.43 million
                                  Estimated Percentage Recovery: 100%

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

Class P4                          The legal, equitable, and contractual rights of the Holders of Allowed Other
Other Priority Claims             Priority Claims, including claims for wages, salaries, and employee benefits, are unaltered by the Plan.  Holders of such Claims shall receive either (i)
                                  Cash, (ii) such other treatment as to which the Debtors and the Holders agree, or (iii) such other treatment that will not impair the Holders of such Claims.
                                  Estimated Amount of Claims:    $0
                                  Estimated Percentage Recovery: 100%

Class P5                          Holders of Allowed Class P5 General Unsecured Claims shall receive their pro
General Unsecured Claims          rata share of (i) 100% of the New Holding Company Common Stock, plus (ii)
                                  distributions from recoveries on Avoidance Claims and Causes of Action, if any.
                                  Estimated Amount of Claims                      $160 million
                                  Estimated Percentage Recovery:                  13.5% - 22.3%

Class P6                          Class P6 consists of unsecured claims against Premier Graphics in an amount
Administrative Convenience        equal to or less than $10,000.  At the election of Premier Graphics, holders of
 Claims                           Administrative Convenience Claims shall receive either (i) Cash in an amount equal to 25% of the allowed amount of such Claims or (ii) the treatment afforded holders of Class P-5 General Unsecured Claims.
                                  Estimated Amount of Claims:                         $1.6 million
                                  Estimated Percentage Recovery:                      13.5% - 25%

Class P7                          Class P7 consists of the Old Premier Graphics Common Stock.  Under the Plan,
Interests                         all such Interests shall be cancelled and the Holders thereof shall be entitled to no distribution.  On the Effective Date, New Holding Company shall be created, the New Operating Company Common Stock shall be issued to New Holding
                                  Company, and the New Holding Company Common Stock shall be issued to Holders of
                                  Class P5 General Unsecured Claims, with the balance reserved to new management.
                                  Estimated Percentage Recovery:        0%

            Classification and Treatment of Pre-Petition Claims and Interests - Master Graphics, Inc.

Class Description                 Treatment Under Plan
-----------------                 --------------------
Class M1                          Class M1 arises out of Master Graphics' guaranty of Premier Graphics'
Secured Lender Claims             obligations to the Prepetition Lenders under the Prepetition Credit Agreement.
                                  Holders of such Claims shall receive the treatment afforded to Class P1 Secured
                                  Lender Claims.
                                  Estimated Amount of Claims:    $56.8 million
                                  Estimated Percentage Recovery: 100%

Class M2                          Class M2 consists of Master Graphics' obligations to GE Capital under the
Warrant Put Note Claim            Warrant Put Note.  On, or as soon as reasonably practicable after, the
                                  Effective Date, the Warrant Put Note shall be replaced by Master Graphics'
                                  issuance of the New Warrant Put Note to GE Capital.
                                  Estimated Amount of Claim:           up to $2.2 million
                                  Estimated Percentage Recovery:       TBD

Class M3                          The legal, equitable, and contractual rights of the Holders of Allowed Other
Other Secured Claims              Secured Claims, including capital lease obligations, are unaltered by the Plan.
                                  Holders of such Claims shall receive either (i) Cash, (ii) such other treatment as to which the Debtors and the Holders agree, or (iii) such other treatment that will not impair the Holders of such Claims.
                                  Estimated Amount of Claims:    $5.43 million
                                  Estimated Percentage Recovery: 100%

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

Class M4                          The legal, equitable, and contractual rights of the Holders of Allowed
Other Priority Claims             Other Priority Claims, including claims for wages, salaries, and employee benefits, are unaltered by the Plan.  Holders of such Claims shall receive either (i) Cash, (ii) such other treatment as to which the Debtors and the
                                  Holders agree, or (iii) such other treatment that will not impair the
                                  Holders of such Claims.
                                  Estimated Amount of Claims:     $0
                                  Estimated Percentage Recovery:  100%

Class M5                          Class M5 consist of all General Unsecured Claims against Master Graphics.
General Unsecured Claims          Holders of Class M5 Allowed General Unsecured Claims shall receive no distributions on account of their Claims.
                                  Estimated Amount Claims          $19.8 million
                                  Estimated Percentage Recovery:   0%

Class M6                          Class M6 consists of the Old Master Graphics Common Stock and the Old
Interests                         Master Graphics Preferred Stock.  Under the Plan, all such Interests shall be cancelled and the Holders thereof shall be entitled to no distribution.
                                  Estimated Percentage Recovery:   0%

Outstanding Securities

     As of September 30, 2000, there were 7,923,026 shares of Old Master Graphics Common Stock issued and outstanding. Under the Plan, all Old Master Graphics Common Stock and Old Master Graphics Preferred Stock shall be cancelled, and no consideration will be paid or delivered with respect thereto.

Information as to Assets and Liabilities

     Information as to assets and liabilities of the Debtors for the period of December 1 through December 31, 2000 contained in the Debtors' Monthly Operating Report for such period, as filed with the Bankruptcy Court, is attached as
Exhibit 99 hereto.

     Master Graphics, Inc. cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report. The Monthly Operating Report contains unaudited information and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Master Graphics, Inc. securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those required in Master Graphics, Inc.'s reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of Master Graphics, Inc.'s financial condition or operating results for the periods which would be reflected in the financial statements of Master Graphics, Inc. or in its reports pursuant to the Exchange Act.

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Item 7. Financial Statements and Exhibits

        (c)    Exhibits.

               The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                                    Description
-------                                   -----------
  2.1 First Amended Joint Plan of Reorganization of Master Graphics, Inc. and Premier Graphics, Inc., dated December 19, 2000.

  2.2 Order Confirming First Amended Joint Plan of Reorganization of Master Graphics, Inc. and Premier Graphics, Inc., dated January 25, 2001.

  2.3 Disclosure Statement dated December 19, 2000 with respect to the First Amended Joint Plan of Reorganization of Master Graphics, Inc. and Premier Graphics, Inc.

  99      Monthly Operating Report for the Period from December 1 to
          December 31, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MASTER GRAPHICS, INC.


Date: February 15, 2001                  By: /s/ P. Melvin Henson, Jr.
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                                                 P. Melvin Henson, Jr.
                                                 Chief Financial Officer

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